EX-10.19

SECURITY AGREEMENT

           THIS SECURITY AGREEMENT (this “Agreement”) is made effective as of the 31st day of December, 2007, by and between VAUGHAN FOODS, INC., an Oklahoma corporation, ALLISON’S GOURMET KITCHENS, LIMITED PARTNERSHIP, an Oklahoma limited partnership, and WILD ABOUT FOOD–OKLAHOMA, LLC, a Texas limited liability company (herein collectively called “Debtor”), in favor of INTERNATIONAL BANK OF COMMERCE (herein called “Secured Party”).

W I T N E S S E T H:

           WHEREAS, Secured Party has agreed to extend credit by agreeing to make a loan to Debtor in an amount not to exceed $5,000,000.00 for the purposes set forth in that certain Loan Agreement of even date executed and delivered by Debtor to Secured Party; and

           WHEREAS, it is a condition precedent to such extension of credit by Secured Party that, among other things, Debtor shall have executed and delivered to Secured Party a Security Agreement granting to Secured Party a security interest in the Collateral as defined herein;

           NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to extend credit to Debtor, Debtor hereby agrees with Secured Party as follows:

ARTICLE I

Definitions and References

           Section 1.1.    General Definitions. As used herein, the terms “Debtor” and “Secured Party” shall have the meanings indicated above, and the following terms shall have the following meanings:

           “Accounts” has the meaning given it in the Code.

           “Agreement” means the Loan Agreement of even date between Debtor and Secured Party.

           “Chattel Paper” has the meaning given it in the Code.

           “Code” means the Uniform Commercial Code currently in effect in the State of Oklahoma.

           “Collateral” means all property in which Secured Party at any time has a security interest pursuant to Section 2.1 herein.

           “Commitment” means the agreement or commitment by Secured Party to make loans or otherwise extend credit under the Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Secured Party which is now or at any time hereafter intended to be secured by the Collateral under the Agreement and/or this agreement.

           “General Intangibles” has the meaning given it in the Code.

           “Instruments” has the meaning given it in the Code.

           “Inventory” has the meaning give it in the Code.

           “Obligations or Indebtedness” means the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Secured Party under the Agreement, the Note, the Loan Documents and otherwise, all present and future obligations and liabilities to Secured Party for the payment of money under the Agreement, the Note, the Loan Documents and otherwise (extending to all principal amounts, interest, late charges, fees and all other charges and sums, as well as all costs and expenses payable under the Agreement, the Note, the Loan Documents and otherwise), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, related or unrelated to the Agreement, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement and whether or not of the same character or class as Debtor’s obligations under the Agreement or the Note, including, without limitation, overdrafts in any checking or other account of Debtor, whether or not secured under any other document, or agreement or statutory or common law provision, as well as all renewals, refinancings, consolidations, re-castings and extensions of any of the foregoing, including any future advances by Secured Party.

           “Obligation Documents” or “Loan Documents” means the Agreement, the Note and all other documents pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, legal opinions and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

           “Other Liable Party” means any Person, other than Debtor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Obligations or who may now or may at any time hereafter have granted to Secured Party a security interest or lien upon any property as security for the Obligations.

           “Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, estate, trust, trustee, tribunal or any other entity.

           Section 1.2.    References. Reference is hereby made to the Agreement for a statement of the terms thereof. All capitalized terms used in this agreement which are defined in the Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this agreement which are defined in Article 9 of the Code and not otherwise defined herein or in the Agreement shall have the same meanings as set forth therein, except where the context otherwise requires.

           Section 1.3.    Exhibits. All exhibits attached to this agreement are a part hereof for all purposes.

           Section 1.4.    Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

           Section 1.5.    References and Titles. All references in this agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this agreement. The words “this agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this Section” and “this subsection” and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word “or” is not exclusive. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

ARTICLE II

Security Interest

           Section 2.1.    Grant of Security Interest. As collateral security for all of the Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in all of the following (the “Collateral”):

           (a)      “Accounts.” All of the following which are owned by Debtor or in which Debtor otherwise has any rights: (i) all accounts of any kind whether now or hereafter existing, (ii) all chattel paper, documents and instruments of any kind, whether now or hereafter existing, relating to such accounts or arising out of or in connection with the sale or lease of goods or the rendering of services, or otherwise existing, and (iii) all rights now or hereafter existing in, to, or under all security agreements, leases, and other contracts securing or otherwise relating to any accounts, chattel paper, documents, or instruments (any and all such accounts, chattel paper, documents, instruments, security agreements, leases and other contracts being herein called the “Accounts”).

           (b)      General Intangibles, etc. All of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights; all contract rights and general intangibles of any kind (including but not limited to choses in action, tax refunds, and insurance proceeds), all chattel paper, documents, instruments, security agreements, leases, other contracts and money, and all other rights of Debtor (except those constituting Accounts) to receive payments of money or the ownership of property (any and all such contract rights, general intangibles, chattel paper, documents, instruments, security agreements, leases, other contracts and money and other rights being herein called the “General Intangibles”).

           (c)      Inventory. All of Debtor’s inventory now owned or hereafter acquired.

           (d)      Deposit Accounts. All of Debtor’s deposit accounts with Secured Party.

           (e)      Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this agreement, whether Debtor’s ownership or other rights therein are presently held or hereafter acquired and howsoever Debtor’s interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

           Section 2.2.    Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness, and liabilities, whether now existing or hereafter incurred:

           (a)      Agreement Indebtedness. The payment by Debtor, as and when due and payable, of all amounts from time to time owing by it under or in respect of the Agreement, the Note and the other Loan Documents or any other instrument now or hereafter delivered in connection with or as security for the Agreement, the Note or the other Loan Documents or any part thereof.

           (b)      Other Indebtedness. All loans and future advances made by Secured Party to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Secured Party or to a third party and subsequently acquired by Secured Party and whether such debts, obligations or liabilities are evidenced by Note, open account, overdraft, endorsement, security agreement, guaranty or otherwise (it being contemplated that Debtor may hereafter become indebted to Secured Party in further sums but Secured Party shall have no obligation to extend further credit by reason of this agreement).

           (c)      Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

           (d)      Performance. The due performance and observance by Debtor of all of its other obligations from time to time existing under or in respect of the Loan Documents or any other instrument now or hereafter delivered in connection with or as security for any of the Loan Documents.

ARTICLE III

Representations, Warranties and Covenants

           Section 3.1.    Representations and Warranties. Debtor represents and warrants as follows:

           (a)      Ownership and Liens. Debtor owns the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this agreement. No dispute, right of setoff, counterclaim, or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Secured Party relating to this agreement.

           (b)      No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or to Debtor’s actual knowledge foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of Debtor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority, or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

           (c)      Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance except as provided in paragraph (a) above. This agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Obligations. Lender is hereby granted such control as the Code requires to perfect its security interest in Debtor’s Deposit Accounts.

           (d)      Location of Debtor and Records. The office where the records concerning the Collateral are kept is located at 216 N.E. 12th Street, Moore, Oklahoma 73160.

           (e)      “Accounts” Each Account represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services and is not subject to contra-accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the Account except as disclosed to Secured Party in writing. Goods which have been delivered to, and services which have been rendered by Debtor to the account debtor have been accepted by the account debtor, and the amount shown as to each Account on Debtor’s books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

           (f)      Chattel Paper, Documents and Instruments. All chattel paper, documents, and instruments, if any, included in the Collateral are valid and genuine. Any chattel paper, document, or instrument included in the Collateral has only one original counterpart which constitutes collateral within the meaning of the Code or the law of any applicable jurisdiction. No Person other than Debtor or Secured Party is in actual or constructive possession of any chattel paper, documents, or instruments.

           Section 3.2.    Affirmative Covenants. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Indebtedness is outstanding.

           (a)      Ownership and Liens. Debtor will maintain ownership of all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this agreement. Debtor will not permit any dispute, right of setoff, counterclaim, or defense to exist with respect to all or any part of the Collateral, except such disputes, claims of setoff, counterclaims or defenses as may arise from time to time with Debtor’s customers in the ordinary course of business, and which do not, individually or in the aggregate have a material adverse effect on the value of the Collateral. Debtor will cause to be terminated any financing statement or other security instrument with respect to the Collateral, except such as may exist or as may have been filed in favor of Secured Party. Debtor will defend Secured Party’s right, title and special property and security interest in and to the Collateral against the claims of any Person.

           (b)      Further Assurances. Debtor will, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this agreement, including, without limitation: (A) information to enable Secured Party to file such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

           (c)      Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any reasonable time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain.

           (d)      Information. Debtor will furnish to Secured Party any information which Secured

Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral.

           (e)      Payment of Taxes, etc. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof; and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles (“GAAP”). Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and it has set aside on its books adequate reserves therefor, if required by GAAP.

           (f)      Collection of Accounts and General Intangibles. Debtor will, except as otherwise provided below, collect, at its own expense, all amounts due or to become due under each of the Accounts and General Intangibles. In connection with such collections, Debtor may (and, at Secured Party’s direction, will) take such action as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the Accounts and General Intangibles.

           (g)      Performance Related to Accounts. Debtor will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Accounts.

           Section 3.3.    Negative Covenants. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Obligations is outstanding.

           (a)      Transfer or Encumbrance. Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Debtor grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral, nor will Debtor deliver actual or constructive possession of the Collateral to any other Person, other than:

(i) liens, security interests or financing statements in favor of Secured Party. (ii) Sales, other than during the continuance of an Event of Default, of Inventory in the ordinary course of business.

           (b)      Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

           (c)      Goods. Debtor will not permit any of the Collateral which constitutes goods to at any time, if applicable, (i) be covered by any document, (ii) become attached to, or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are included in the Collateral.

           (d)      Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed by Secured Party.

           (e)      Possession of Chattel Paper, Documents or Instruments. Debtor will not cause or permit any chattel paper, documents or instruments which are included in the Collateral to at any time be in the actual or constructive possession of any Person other than Debtor or Secured Party.

ARTICLE IV

Remedies, Powers and Authorizations

           Section 4.1.    Provisions Concerning the Collateral.

           (a)      Additional Financing Statement Filings. Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that financing statements may be filed in any jurisdiction Secured Party may deem appropriate.

           (b)      Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party’s discretion after the occurrence and continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this agreement; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

           (c)      Performance by Secured Party. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

           (d)      Collection Rights. Secured Party shall have the right upon the occurrence and during the continuance of an Event of Default, to notify any or all obligors (account debtors) under any Accounts or General Intangibles of the assignment of such Accounts or General Intangibles to Secured Party and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection of any such Accounts or General Intangibles and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor may have done. After receipt by Debtor of the notice from Secured Party referred to in this subsection, all amounts and proceeds (including instruments and writings) received by Debtor in respect of such Accounts or General Intangibles shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be held as cash collateral and applied as specified in Section 4.3. After such Notice Debtor will not adjust, settle or compromise the amount or payment of any Accounts or General Intangibles or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

           Section 4.2.    Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice, except as expressly provided below:

           (a)      exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral);

           (b)      require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

           (c)      reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

           (d)      dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full;

           (e)      buy the Collateral, or any part thereof, at any public sale;

           (f)      buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

           (g)      apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

           (h)      at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Debtor agrees that, to the extent notice of sale shall be required by law, at least twenty (20) days’

notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

           Section 4.3.    Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

           (a)      To the repayment of the reasonable costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

           (b)      To the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

           (c)      To the reimbursement of Secured Party for the amount of any obligations of Debtor paid or discharged by Secured Party pursuant to the provisions of this agreement or the other Loan Documents, and of any expenses of Secured Party payable by Debtor hereunder or under the other Loan Documents;

           (d)      To the satisfaction of the Obligations of Debtor to Secured Party;

           (e)      By holding the same as Collateral;

           (f)      To the payment of any other amounts required by applicable law; and

           (g)      By delivery to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

           Section 4.4.    Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

           Section 4.5.    Expenses.

           (a)      Debtor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses including the fees and disbursement of Secured Party’s counsel and of any experts and agents, which Secured Party may incur in connection with (i) the transactions which give rise to this agreement, (ii) the preparation of this agreement and the perfection and preservation of this security interest created under this agreement, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iv) the exercise or enforcement of any of the rights of Secured Party hereunder; or (v) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party’s gross negligence or willful misconduct.

           Section 4.6.    Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces, and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party’s option.

           Section 4.7.    Other Recourse. Debtor waives any right to require Secured Party to proceed against any other person or entity, exhaust any Collateral or other security for the Indebtedness, or to have any other person or entity joined with Debtor in any suit arising out of the Loan Documents or this agreement or pursue any other remedy in Secured Party’s power. Debtor further waives any and all notice of acceptance of this agreement and of the creation, modification, rearrangement, renewal or extension for any period of any other indebtedness hereby secured. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party (including co-makers on the Note), and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor without affecting Debtor’s liability hereunder from time to time to (a) take or hold any other property of any type from any other person or entity as security for the Indebtedness and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the Obligations of any other maker on the Note in respect to any or all of the Indebtedness or other security for the Indebtedness (d) waive, enforce, modify, amend or supplement any of the provisions of any Loan Document, and (e) release or substitute any maker.

           Section 4.8.    Preservation of Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any signed or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this agreement shall in any manner impair or affect any other security for the Indebtedness. The rights and remedies of Secured Party provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Secured Party under any Loan Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Loan Document against such party or against any other person or entity.

           Section 4.9.    Unenforceability. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

           Section 4.10.    Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this agreement, the execution and delivery of any other Loan Documents.

           Section 4.11.    Other Liable Party. Neither this agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving Debtor from liability on the Indebtedness or any deficiency thereon. This agreement shall continue irrespective of the fact that the liability of any party may have ceased or irrespective of the validity or enforceability of any other Loan Document to which Debtor or any party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Debtor and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any party.

           Section 4.12.    Binding Effect and Assignment. This agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured party and its successors, transferors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Note held by it, and Secured party may assign or otherwise transfer its rights under any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise; provided Secured Party shall not assign its rights under this Security Agreement without the consent of Debtor if Debtor is not in Default and Secured Party continues to service the Note for Debtor. None of the rights or obligations of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

           Section 4.13.    Termination. Upon the satisfaction in full of the Indebtedness, this agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Party will, if in actual possession of any of the Collateral upon Debtor’s request and at Debtor’s expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

           IN WITNESS WHEREOF, Debtor has caused this agreement to be executed and delivered by its officer thereunder duly authorized, as of the date first above written.

VAUGHAN FOODS, INC., an Oklahoma
corporation

By:	/s/ Gene P. Jones
	Name:	Gene P. Jones
	Title:	Secretary, Treasurer & C.F.O.

ALLISON’S GOURMET KITCHENS,
LIMITED PARTNERSHIP, an Oklahoma
limited partnership

By:	VAUGHN FOODS, INC., its General
Partner

By:	/s/ Gene P. Jones
	Name:	Gene P. Jones
	Title:	Secretary, Treasurer & C.F.O.

WILD ABOUT FOOD-OKLAHOMA,
LLC, a Texas limited liability company

By:	/s/ Gene P. Jones
	Name:	Gene P. Jones
	Title:	Secretary, Treasurer & C.F.O.